AGREEMENT OF SALE AND PURCHASE
                  ------------------------------

THIS AGREEMENT OF SALE AND PURCHASE ("Agreement") is by and between
RMS PROPERTIES, L.L.C., an Illinois Limited Liability Company doing business in Florida as RMS PROPERTIES OF ILLINOIS, L.L.C., having an address at 331B West Golf Road, Schaumburg, Illinois 60195 or nominee (the "Buyer") and PETMED EXPRESS, INC., a Florida Corporation, having an address at 1441 SW 29th Street, Pompano Beach, Florida ("Seller").
This Agreement is to be effective as of the date that the last of Buyer and Seller have executed this Agreement (the "Effective Date").

In consideration of the covenants and provisions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Agreement of Sale and Purchase. Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, subject to the terms and conditions of this Agreement, Seller's fee simple interest in that certain property comprised of one (1) office/warehouse building consisting of approximately 49,920 rentable square feet on approximately
4.37 acres more or less, whose tax folio numbers are 4942-04-08-0010, located at 1441 SW 29th Street, Pompano Beach, Florida, as more fully described by the legal description attached hereto as Exhibit "A", together with all right, title and interest of Seller in and to any land lying in the bed of any highway, street, road or avenue, opened or proposed, in front of or abutting or adjoining such tracks or pieces of land and any easements and appurtenances pertaining thereto (the "Real Property") and all the buildings and other improvements situated thereon, including all fixtures, and HVAC systems and equipment attached or appurtenant to, located in or on, or used in connection with the Real Property (the "Personal Property"). (The Real Property and the Personal Property are jointly called the "Property".)

     2. Purchase Price. The purchase price for the sale of Seller's fee simple interest in the Property is $2,150,000.00 (the "Purchase Price") payable as follows:

        (a) $200,000.00 (the "Deposit") by check payable to the trust account of the real estate firm of NAI-Rauch, Weaver, Norfleet, Kurtz & Co. ("Escrow Agent"), which shall be delivered to Escrow Agent within two
(2) business days following the Effective Date. The Deposit shall be held in an interest bearing, federally insured money market account by Escrow Agent in accordance with the provisions specified in this Agreement pending consummation of this transaction. Any interest earned on the Deposit shall be paid to Buyer unless Seller shall be entitled to the Deposit by reason of a default by Buyer, in which case such interest shall be paid to Seller. Seller's Federal Tax I.D. Number is 65-0680967; Buyer's Federal Tax I.D. Number is 36-4203617.

        (b) The balance of the Purchase Price, subject to prorations and adjustments as herein provided, shall be paid to Seller at Closing (as defined below) by wire transfer of immediately available federal funds.

          Exhibit 99.1


     3. Closing. Closing shall be held on the date (the "Closing Date") which is fifteen (15) calendar days after expiration of the Due Diligence Period (as defined below) (or on the next business day thereafter if such date is not a business day), at the office of Seller's counsel ("Closing"). It is agreed that the time of Closing and the obligation of Seller to deliver the special warranty deed and other closing documents at Closing upon Buyer's full payment of the Purchase Price in cleared funds are of the essence of this Agreement.

     4.      Condition of Title.

        (a) Title to Seller's fee simple interest in the Property shall be good and marketable, (i) free and clear of all liens (except for the lien of real estate taxes and assessments for the current year not yet due and payable, restrictions, easements, conditions, assessments, agreements, encumbrances, claims or liens by contractors, subcontractors, mechanics and materialmen, leases, financing statements or other personal property liens or encumbrances and other title objections, other than such title exceptions as may be approved by Buyer within the Due Diligence Period. Within ten (10) days after the Effective Date, Seller shall obtain and deliver at its expense a title insurance commitment in the amount of the Purchase Price, issued by Lawyer's Title Insurance Company committing to issue a fee simple owner' title insurance policy with an effective date not earlier than the Effective Date, and including copies of all Schedule B-1 and B-2 documents. All standard exceptions and the "gap" shall be deleted at the time of Closing, and there shall be no exception for possible mechanics liens or possible taxes and assessments for prior years against Seller or the Property. Seller shall deliver to Buyer within three (3) days of the Effective Date, a prior survey of the Property, if in Seller's possession. Buyer, at Buyer's election and expense may obtain either an update and recertification of Seller's existing survey, or a new survey of the Property prepared by a Florida registered land surveyor ("survey"). In the event the Survey shows any encroachments, non-contiguity, overlaps, strips, gores, easements, rights-of-way, hiatus, or any other type of encumbrance or matter not authorized by the provisions of this Agreement, they shall be considered as title defects and may be objected to by Buyer during the Due Diligence Period.

        (b) Buyer shall have until the expiration of the Due Diligence Period to give written notice to Seller of any objections that Buyer may have to any exceptions to title as disclosed in the Commitment (including any endorsements thereto) and survey or otherwise as to any unrecorded matters. Any title exceptions not timely objected to by Buyer shall be deemed permitted exceptions (the "Permitted Exceptions").

        (c) In the event Buyer timely delivers its title objections to Seller, Seller will cooperate with Buyer and shall use reasonable efforts to cure by Closing Buyer's title objections; provided, however, that (i) Seller shall not be required to cure any matters which cannot be cured within fifteen (15) days after Seller's receipt of Buyer's title objection letter; (ii) Seller shall not be required to incur in the aggregate in excess of Twenty Thousand Dollars ($20,000.00) to cure all title objections; (iii) Seller shall not be obligated to institute any legal action to cure any such title objections and provided, further, that Seller shall not be required to cure any such title objections which are not considered title defects under the Title Standards adopted by the authority of the Florida Bar. Seller, however, agrees that Seller shall pay and discharge all liens at Closing which can be satisfied by payment of a liquidated sum.

          Exhibit 99.1


         (d) At Closing, Seller shall transfer its fee simple interest in the Property to Buyer by Special Warranty Deed ("Deed") in recordable form attached hereto and made a part hereof as "Exhibit B", subject only to the Permitted Exceptions, and the following matters which shall also be deemed to be Permitted Exceptions: the lien of all ad valorem real estate taxes and assessments not yet due and payable as of the date of Closing; and local, state and federal laws, ordinances or governmental regulations, including but not limited to building and zoning laws, ordinances and regulations.

         (e) If title to the Property cannot be conveyed to Buyer at Closing in accordance with the requirements of this Agreement for a reason other than the existence of any lien on the Property for an amount not in excess of the Purchase Price, then Buyer shall have the option of either (i) of taking such title as Seller has without abatement of the Purchase Price, or (ii) of terminating Buyer's obligations under this Agreement, having the Deposit (with any accrued interest) returned to it, whereupon this Agreement shall be cancelled and neither party shall have any further rights or obligations hereunder except to the extent that any right, obligation or liability set forth herein expressly survives termination of this Agreement.

     5. Representations and Warranties. Seller, to induce Buyer to enter into this Agreement and to complete the sale and purchase of the Property hereunder, represents, warrants and covenants to Buyer as follows:

        (a) Except to the extent identified on "Schedule One" attached hereto and made part hereof to Seller's knowledge, without investigation, Seller has received no notice from, any governmental authority requiring any work, repairs, construction, alterations or installations on or in connection with the Property, or asserting any violation of any federal, state, county or municipal laws, ordinances, codes, orders, regulations or requirements affecting any portion of the Property, including, without limitation, the Americans with Disabilities Act, Florida Americans with Disabilities Accessibility Implementation Act and any applicable environmental laws or regulations. To the best of Seller's knowledge, there is no action, suit or proceeding pending or, to the knowledge of Seller, threatened against or affecting Seller or the Property or any portion thereof or relating to or arising out of the ownership of the Property, in any court or before or by any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality.

        (b) To Seller's knowledge, without investigation, no assessments or charges for any public improvements have been made against the Property which remain unpaid, no improvements to the Property or any roads or facilities abutting the Property have been made for which a lien, assessment or charge can be filed or made, and Seller has no knowledge of any plans for improvements by any governmental or quasi-governmental authority which might result in a special assessment against the Property. Provided Closing is completed hereunder and there is no breach of the warranties contained in this subparagraph, Buyer will be responsible for payment of any certified special assessments for any public improvement made after the Effective Date.

        (c) Seller has received no notice from any insurance company which has issued a policy with respect to the Property or by any board of fire underwriters (or other body exercising similar functions) claiming

          Exhibit 99.1


any defects or deficiencies or requesting the performance of any repairs, alterations or other work, and Seller will promptly notify Buyer of and comply with any such notice or requirement at Seller's cost or, in the alternative, terminate the contract without further liability on Seller's part if such notice is received prior to Closing.

         (d) There are no management, employment, service, equipment, supply, maintenance, water, sewer, or other utility or concession agreements or agreements with municipalities with respect to or affecting the Property which will burden the Property or obligate Buyer after Closing in any manner whatsoever, except for the contracts and agreements as listed on Exhibit "C" attached hereto and made a part hereof ("Service
Agreements").    During the Due Diligence Period Buyer may determine
which of the Service Agreements listed on Exhibit "C" Buyer desires to have assigned to Buyer at Closing. Seller agrees to cooperate with Buyer in determining as to any such Service Agreements whether they are assignable, and on what terms the Service Agreements may be terminated. If Buyer proceeds beyond the Due Diligence Period, then Buyer shall notify Seller which of the assignable Service Agreements (the "Assigned Agreements") Buyer desires to have assigned at Closing, and which of the terminable Service Agreements Buyer desires for Seller to terminate as of
Closing.   At closing, the parties shall execute an Assignment of
Contracts in the form attached hereto as Exhibit "D".

        (e) There are no proceedings pending or to Seller's knowledge threatened by or against Seller in bankruptcy, insolvency or reorganization in any state or federal court.

        (f) There are no existing leases, whether oral or written, agreements of sale, options, tenancies, licenses or any other claims to possession affecting the Property except as identified on Exhibit "E".

        (g) If, after Seller's execution hereof, any event occurs or condition exists which renders any of the representations contained herein untrue or misleading in any material respect, Seller shall promptly notify Buyer in writing.

        (h) Neither the execution and delivery of this Agreement, nor compliance with the terms and conditions of this Agreement by Seller, nor the consummation of the sale constitutes or will constitute a violation or breach of the Seller's articles of incorporation or bylaws or of any agreement or other instrument to which Seller is a party, to which Seller is subject or by which Seller is bound.

        (i) The execution and delivery of this Agreement have been approved by the Seller and no further corporate action is required on the part of Seller to consummate the transaction contemplated hereby. The corporate officers of Seller executing this Agreement on behalf of Seller have all requisite authority to execute this Agreement; and this Agreement, as executed, is valid, legal and binding upon Seller.

     These representations and warranties shall be true and correct from the Effective Date through and including the Closing, and shall survive Closing for a period of twelve (12) months and thereafter shall be deemed null and void and of no further effect.

          Exhibit 99.1


     6. Conditions of Buyer's Obligations. The obligation of Buyer under this Agreement to purchase the Property from Seller is subject to the satisfaction at Closing of each of the following conditions (any one of which may be waived in whole or in part by Buyer at or prior to Closing):

        (a) All of the representations, covenants and warranties by Seller set forth in this Agreement shall be true and correct at and as of Closing in all material respects as though such representations, covenants and warranties were made at and as of Closing, and Seller shall have performed, observed and complied with all covenants, agreements and conditions required by this Agreement to be performed on its part prior to and as of Closing.

        (b) Buyer shall have a period of time to conduct due diligence investigations commencing from the Effective Date of this Agreement, and running through the date which is thirty (30) days thereafter (the "Due Diligence Period"). Buyer shall have the right to make physical inspections of the Property, site assessments, environmental assessments and any and all other studies, assessments or investigations which Buyer deems necessary, all at Buyer's expense, and to examine at such place or places as is agreeable to the parties any operating files maintained by Seller or its property manager in connection with the leasing, maintenance and/or management of the Property. Buyer agrees that any on-site inspections shall be conducted upon reasonable prior notice to Seller. Buyer agrees to indemnify and hold Seller harmless against any claim for liabilities, damages, actions, costs, expenses including reasonable attorneys' fees and costs and damages or injuries arising out of or resulting from the inspection of the Property made by Buyer or is agents. This indemnity obligation of
Buyer shall survive Closing or any termination of this Agreement.    If
Buyer, in its sole and absolute discretion, determines that it does not desire to acquire the Property, with or without reason, and notifies Seller by 5:00 p.m. on or before the last day of the Due Diligence Period of its election to terminate this Agreement, the Initial Deposit and all accrued interest shall be returned to Buyer, this Agreement thereupon shall become void and there shall be no further obligation or liability on either of the parties hereto.

     In the event, on the last day of the Due Diligence Period, Buyer has not terminated this Agreement by giving timely written notice to Seller as above provided, Buyer shall be obligated to purchase the Property in accordance with this Agreement.

        (c) The Seller shall convey to Buyer good and marketable title to Seller's fee simple interest in the Property, subject only to the Permitted Exceptions.

        (d) Seller shall not have entered into any new leases or any modifications or renewals of any of the leases after the Due Diligence Period, the terms of which have not been approved in writing by Buyer, which approval may be withheld in Buyer's reasonable discretion.

        (e) Buyer shall have reviewed and accepted the conditions stated in the estoppel certificates of all tenants in form reasonably satisfactory to Buyer.

        (f) The parties shall have entered into a Seller leaseback under terms and conditions acceptable to the parties.

          Exhibit 99.1


                Unless all the foregoing conditions contained in this Paragraph 6 are satisfied within the time period specified, or if no time period is specified, prior to or at Closing, Buyer, at its election, shall on or before the Closing Date, either (i) terminate this Agreement and have the Deposit refunded together with accrued interest or
(ii) waive in writing the satisfaction of any such conditions, in which event this Agreement shall be read as if such conditions no longer existed.

     7.      Delivery of Documents.

       (a) Within five (5) business days of the Effective Date, Seller shall deliver to Buyer:

               (i) Copies of all service contracts and other agreements referenced in Exhibit "B" with respect to the Property;

              (ii) copies of recent real estate and personal property tax bills pertaining to the Property.

             (iii)   copies of all leases pertaining to the Property;

             (iv) copies of any existing title insurance policies for the Property;

             (v)     copies of any surveys; and

             (vi) copies of all plans and specifications within Seller's possession or control;

             (vii) copies of all environmental audits, engineering studies, appraisals or other studies or investigations pertaining to the Property within Seller's possession or control;

       (b) At Closing, Seller shall deliver to Buyer duly executed originals of the following with respect to the Property:

             (i)     The Deed.

             (ii) An absolute bill of sale for the Personal Property with special warranties.

             (iii) A Nonforeign Person Certification, as required under Section 1445 of the Internal Revenue Code.

             (iv) An assignment and assumption in form and substance mutually satisfactory to Seller and Buyer, duly executed by Seller, assigning to Buyer all of Seller's right, title and interest in and to (A) any and all leases; (B) any and all guaranties and warranties, if any, pertaining to the Property; and (C) any permits, licenses, plans, authorizations and approvals relating to ownership, operation or occupancy of the Property, and to the extent assignable, an assignment and assumption of such agreements from Exhibit "B" as approved by Buyer.

          Exhibit 99.1


             (v) Originals of the following instruments (or copies if originals are unavailable):

                     (A) all assigned contracts and agreements pursuant to Exhibit "B" attached hereto;

                     (B)     all leases;

                     (C) each bill of current real estate taxes, sewer charges and assessments, water charges and other utilities, together with proof of payment thereof (to the extent same have been paid); and

                     (D)     all assigned guaranties and warranties.

             (vi) All keys and combinations to locks at the Property, all plans, specifications, as-built drawings, surveys, site plans, equipment manuals, technical data and other documentation relating to the building systems, equipment and any other personal property forming part of the Property or any portion thereof in the possession of Seller or any property manager(s).

             (vii) A Seller no lien, gap and possession affidavit in favor of Buyer and Buyer's title insurer in the form reasonably required by such title insurance company.

             (viii) Such other documents as reasonably may be required to consummate this transaction in accordance with this Agreement.

     8. Possession. Possession of the Property shall be given to Buyer at Closing, subject only to those leases stated on Exhibit C.

     9.      Apportionments, Credits and Prorations.

             (a) Seller shall be responsible for all real estate taxes, personal property taxes, utility charges and other expenses of operation of the Real Property through the day prior to closing. Current year taxes shall be prorated through closing based on the last ascertainable tax bill and shall be reprorated when determined by the parties.

             (b) All documentary stamp taxes and surtaxes imposed on or in connection with the recording of the Deed shall be paid by Seller. Buyer shall pay for the expense of recording the Deed.

          Exhibit 99.1


             (c)     Seller shall pay the premium for the owner's title
insurance policy only specified herein.    Buyer shall pay for all
endorsements and for the title premium for any mortgagee title policy.

             (d) Rents shall be prorated through the day prior to closing and unapplied security deposits shall be credited to Buyer at closing.

             (e) Buyer and Seller shall each pay its own legal fees and costs with respect to this transaction.

             (f) All other costs and expenses incident to this transaction and the Closing thereof shall be paid by the party incurring same.

     10.     Condemnation.   Seller covenants and warrants that Seller has
not heretofore received any notice of any condemnation proceeding or other proceeding in the nature of eminent domain in connection with the Property. If prior to Closing any such proceeding is commenced or any change is made, or proposed to be made, to the current means of ingress and egress to the Property or to the roads or driveways adjoining the Property, or to change such ingress or egress or to change the grade thereof, Seller agrees promptly to notify Buyer thereof. Either Seller or Buyer then shall have the right, at their option, to terminate this Agreement by giving written notice to the other within five (5) days after receipt of such notice. If Buyer or Seller does not so terminate this Agreement, Buyer shall proceed to Closing hereunder as if no such proceeding had commenced and will pay Seller the full Purchase Price in accordance with this Agreement; Seller shall assign to Buyer all of its right, title and interest in and to any compensation for such condemnation, Seller shall not negotiate or settle any claims for compensation prior to Closing, and Buyer shall have the sole right (in the name of Buyer or Seller or both) to negotiate for, to agree to and to contest all offers and awards.

     11.     Default by Buyer.   If Buyer in default of its obligations
hereunder, fails to complete Closing, the Deposit and all accrued interest shall be paid to Seller. Such payment of the Deposit and all accrued interest to Seller shall be deemed to be liquidated damages for Buyer's default and the receipt of same shall be Seller's exclusive and sole remedy, and Seller hereby waives any right to recover the balance of the Purchase Price, or any part thereof, and the right to pursue any other remedy permitted at law or in equity against Buyer. Buyer and Seller acknowledge and agree that actual damages are difficult or impossible to ascertain and the Deposit is a fair and reasonable estimation of the damages of Seller.

     12. Default by Seller. Except to the extent expressly provided for otherwise in this agreement, if Seller, without the right to do so and in default of its obligations hereunder, fails to complete Closing, the Buyer may (1) terminate this agreement in which case the Deposit and all accrued interest shall be returned to Buyer and the parties shall be
relieved of any further liability hereunder or (2)   Buyer may sue for
specific performance.

     13. Risk of Loss. Seller shall bear the risk of all loss or damage to the Property from all causes other than loss or damage caused directly or indirectly by Buyer, or its members, inspectors, contractors, subcontractors, agents or other representatives until Closing. Seller

          Exhibit 99.1


represents that it has, and will maintain pending Closing, a policy of fire and extended coverage insurance in at least the full amount of the replacement cost of all buildings and improvements located on the
Property.   If at any time prior to Closing any portion of the Property is destroyed or damaged as a result of fire or any other casualty whatsoever, Seller shall promptly give written notice thereof to Buyer and either party shall have the right (i) to terminate this Agreement within five (5) business days after receipt of the notice by written notice to the other, whereupon Escrow Agent shall return the Deposit (with any accrued interest) to Buyer, and thereafter this Agreement shall be void and neither party shall have any further rights or obligations hereunder.

     14. Brokerage. Buyer represents and warrants to Seller and Seller represents and warrants to Buyer that each dealt with no broker, agent, finder or other intermediary in connection with this sale and purchase other than NAI-Rauch Weaver Norfleet Kurtz & Co. ("RWNK") as agent of the Seller. Seller is responsible for payment of the commission due to RWNK in the amount of Eighty Thousand Dollars ($80,000.00) only if and when Closing takes place, out of the proceeds thereof. Seller agrees to indemnify, defend and hold Buyer harmless (including costs and reasonable attorneys' fees at trial and all appellate levels) from and against the claims of any and all brokers and other intermediaries claiming a commission in connection with this sale or the Leases. Buyer agrees to indemnify, defend and hold Seller harmless (including costs and reasonable attorneys' fees at trial and all appellate levels) from and against the claims of any and all brokers, agents, finders and other intermediaries arising from any breach by Buyer of Buyer's representation and warranty in this paragraph. The representations and covenants of this paragraphs shall survive the Closing or termination of this Agreement.

     15.     Operation of the Property Prior to Closing.   Prior to
closing,

             (a) The Property shall be operated, managed and maintained in a reasonable, professional and prudent manner, and kept in its present condition, reasonable wear and tear excepted.

             (b) Seller shall comply with all of the obligations of landlord under the Leases and all other agreements and contractual arrangements affecting the Property by which Seller is bound.

             (c) Seller promptly shall notify Buyer of Seller's receipt of any notice from any party alleging that Seller is in default of its obligations under any of the Leases or any permit or agreement affecting the Property, or any portion or portions thereof.

             (d) No contract for or on behalf of or affecting the Property shall be negotiated or entered into after the date hereof which cannot be terminated by Seller prior to Closing without charge, cost, penalty or premium.

          Exhibit 99.1


             (e) After expiration of the Due Diligence Period, Seller shall not enter into any new leases for any portion of the Property without Buyer's consent, which shall not be unreasonably withheld, conditioned or delayed. Buyer shall be notified as to any modification as to existing leases or the execution of any new lease prior to expiration of the Due Diligence Period by Seller and shall receive copies of the proposed or entered into agreements or understandings if in writing, or, if not then a synopsis of the understanding of the parties for review..

     16.     Notice.    All notices, requests and other communications
under this Agreement shall be in writing and shall be delivered (i) in person, (ii) by registered or certified mail, return receipt requested,
(iii) by facsimile transmission, to be effectively delivered upon transmission, or (iv) by recognized overnight delivery service providing positive tracking of items (for example, Federal Express), addressed as follows or at such other address of which Seller or Buyer shall have given notice as herein provided:

     If intended for Seller:        PetMed Express, Inc.
                                    1441 SW 29th Avenue
                                    Pompano Beach, FL  33069
                                    Attn:  John Vermaaten
                                    Fax No.:   (954) 971-0544
                                    Tel. No.:   (954) 979-5995

             with a copy to:        Stearns, Weaver, et al.
                                    200 East Broward Boulevard
                                    19th Floor
                                    Ft. Lauderdale, FL 33301
                                    Fax No.:  (954) 462-9567
                                    Tel. No.:  (954) 462-9540

        and to Escrow Agent:        NAI-Rauch, Weaver, Norfleet, Kurtz & Co.
                                    5300 North Federal Highway
                                    Ft. Lauderdale, FL 33308
                                    Fax No.:  (954) 771-4537
                                    Tel. No.:  (954) 771-4400

     If intended for Buyer:         RMS Properties, Inc.
                                    331 B West Golf Road
                                    Schaumburg, IL 60195
                                    Attn:  Mr. Roshan Shoffet, Pres.
                                    Fax No.:  (847) 310-0906
                                    Tel. No.:  (847) 310-0900

          Exhibit 99.1



               With a copy to:      Dowd, Dowd & Mertes, Ltd.
                                    701 Lee Street, Suite 790
                                    Des Plaines, IL 60016
                                    Attn:  Drake D. Mertes, Esq.
                                    Fax No.:  (847) 390-7643
                                    Tel. No.:  (847) 827-2181

          and to Escrow Agent:      NAI-Rauch, Weaver, Norfleet, Kurtz & Co.
                                    5300 North Federal Highway
                                    Ft. Lauderdale, FL 33308
                                    Fax No.:  (954) 771-4537
                                    Tel. No.:  (954) 771-4400

All such notices, requests and other communications shall be deemed to have been sufficiently given for all purposes hereof only upon receipt by the party to whom such notice is sent. Notices by the parties may be given on their behalf by their respective attorneys.

     17. Indemnity. Provided that Closing has taken place hereunder, Seller shall indemnify and hold harmless Buyer from and against, and to reimburse Buyer with respect to any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including attorney's fees and court costs) asserted against or incurred by Buyer by reason of or arising out of (a) a breach of any representation or warranty of Seller as set forth in this Agreement, (b) the failure of Seller to perform any obligation required by this Agreement to be performed by it, and (c) subject to limitations imposed in this Agreement relating to the physical condition of the Property, the ownership,
maintenance and operation of the Property prior to Closing.   Buyer shall
indemnify and hold harmless Seller from and against, and to reimburse Seller with respect to any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including attorneys' fees and court costs) asserted against or incurred by Seller by reason of or arising out of (a) a breach of any representation or warranty of Buyer as set forth in this agreement, (b) the failure of Buyer to perform any obligation required by this Agreement to be performed by it, and (c) the ownership, maintenance and operation of the Property subsequent to
Closing.   This provision shall survive Closing.

     18. AS-IS. As of 4:00 p.m. on the last day of the Due Diligence Period, if Buyer has not given written notice to terminate this Agreement, Buyer shall be deemed to have waived its right to terminate this Agreement as provided in this Section, to have agreed that the Deposit shall not be refundable except as otherwise expressly provided herein, and to have represented and warranted to Seller that except for Seller's express representations and warranties set forth in Section 5 of this Agreement: (a) Buyer has had the full opportunity to make such investigation of the condition of the Property as Buyer has deemed necessary; (b) Buyer is relying solely upon its own investigations in making the decision to purchase the Property; and (C) BUYER WILL ACCEPT THE PROPERTY IN ITS "AS IS" CONDITION, WITHOUT ANY OBLIGATION OF SELLER TO MAKE ANY REPAIRS OR RENOVATIONS TO THE PROPERTY, AND WITH NO REPRESENTATIONS OR WARRANTIES, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED

          Exhibit 99.1


HEREIN. EXCEPT FOR SELLER'S EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 5 OF THIS AGREEMENT, TO THE MAXIMUM EXTENT PERMITTED BY LAW, SELLER HAS NOT, DOES NOT AND WILL NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, OF ANY KIND, ORAL OR WRITTEN, EXPRESS OR IMPLIED, CONCERNING THE PROPERTY INCLUDING, WITHOUT LIMITATION (I) THE VALUE, TITLE, CONDITION, MERCHANTABILITY, HABITABILITY, PROFITABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, OF THE PROPERTY, (II) THE CONDITION OR QUALITY OF THE CONSTRUCTION OR MATERIALS INCORPORATED INTO THE PROPERTY, OR (III) THE MANNER OF REPAIR, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY AND SELLER HAS NOT, DOES NOT AND WILL NOT MAKE ANY REPRESENTATIONS OR WARRANTIES WITH REGARD TO COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULE, REGULATIONS ORDERS OR REQUIREMENTS INCLUDING, BUT NOT LIMITED TO, THOSE PERTAINING TO THE HANDLING, GENERATING, TREATING, STORING OR DISPOSING OF ANY HAZARDOUS WASTE OR SUBSTANCE.

     19.     Miscellaneous.

             (a) This Agreement shall be void and of no force or effect if not executed by Seller and delivered to Buyer or Buyer's attorney within five (5) days after execution by Buyer and delivery to Seller.

             (b) The captions in this Agreement are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Agreement or any of the provisions hereof. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

             (c) Time is of the essence with respect to all matters contained herein.

             (d) Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included unless such last day is a Saturday, Sunday or legal holiday under the laws of the State of Florida in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of any such period shall be deemed to end at 5:00 P.M., EST.

             (e) Buyer or Buyer's nominee shall have the right to assign this Agreement without Seller's consent to a deferred trustee for the sole purpose of consummating a 1031 exchange, provided said exchange shall not (i) delay the closing; (ii) cause Seller to incur any additional fees or costs; or (iii) affect Seller's rights or obligations under this Agreement. Buyer shall also have the right to designate a partnership, limited liability company or other legal entity to be the grantee hereunder and to assign to designee all of Buyer's rights to this Agreement, provided; however, in no event shall the obligation of RMS Properties, LLC hereunder be diminished or released thereby..

          Exhibit 99.1


             (f) This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

             (g) This Agreement, including the exhibits attached hereto, contains the whole agreement as to the Property between Seller and Buyer and there are no other terms, obligations, covenants, representations, statements or conditions, oral or otherwise of any kind whatsoever concerning this sale and purchase. This Agreement shall not be altered, amended, changed or modified except in writing executed by the parties hereto.

              (h) This Agreement shall be construed in accordance with the laws of the State of Florida.

              (i) Both parties to this Agreement having participated fully and equally in the negotiation and preparation hereof, this Agreement shall not be more strictly construed, or any ambiguities within this Agreement resolved, against either party hereto.

     20. Non-Disclosure. Neither party shall make public disclosure with respect to this transaction before the Closing except:

             (a) as may be required by law, including without limitation disclosure required under securities laws; and

             (b) to such lenders, attorneys, accountants, partners, directors, officers, employees and representatives of either party or of such party's advisors who need to know such information for the purpose of evaluating and consummating the transaction, including the financing of the transaction; and

             (c)     to present or prospective sources of financing.

     21.     Establishment of Escrow.   Buyer and Seller both hereby
acknowledge and agree that Escrow Agent shall hold and deliver the Deposit in accordance with the terms and conditions of this Agreement. Escrow Agent shall be relieved from any responsibility or liability and held harmless by both Buyer and Seller in connection with the discharge of any of Escrow Agent's duties hereunder provided that Escrow Agent exercises ordinary and reasonable care in the discharge of said duties. In the event of any dispute between the Buyer and Seller as to the disbursement of the Deposit, Escrow Agent shall have the right to deliver the Deposit into the registry of a court of competent jurisdiction and, upon such delivery, Escrow Agent shall be discharged from any and all further obligations and liabilities hereunder.

     22.     Radon Gas Disclosure.    Pursuant to Section 404.056(8),
Florida Statutes (1988), the following notification regarding radon gas is hereby made, and all parties executing this Agreement acknowledge receipt of this notification:

          Exhibit 99.1


              "Radon Gas: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit."

     23. Counterparts. This Agreement may be executed in counterparts, each of which shall be considered an original, and when taken together shall constitute one document.

     IN WITNESS WHEREOF, intending to be legally bound, the parties have caused this Agreement to be duly executed on the dates specified below.

Witnesses:                             BUYER:

                                       RMS PROPERTIES, L.L.C., doing business
                                       in Florida as RMS PROPERTIES OF
                                       ILLINOIS, L.L.C.
/s/ [Illegible]
-----------------------------          By:  RMS Properties, Inc., doing
                                            business in Florida as RMS
                                            Properties of Illinois, Inc.,
                                            Manager

/s/ Mary E. Kruse
-----------------------------
(As to Buyer)                          By:______/s/ Roshan Shoffet__________
                                          Roshan Shoffet, President


                                       Date:  March 27, 2001

Witnesses:                             SELLER:

                                       PETMED EXPRESS, INC.
  John S. Vermaaten
-----------------------

/S/ John S. Vermaaten                  By:_____/s/ Chris Lloyd____________
(As to Seller)                            Name Chris Lloyd
                                          Its  CEO


                                       Date: March 27, 2001

          Exhibit 99.1